Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No.1 to the Annual Report of Atlas Crest Investment Corp. (the “Company”) on Form 10-K/A for the year ended December 31, 2020 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: May 24, 2021
	By:	/s/ Michael Spellacy
Michael Spellacy
Chief Executive Officer and Director
(Principal Executive Officer)

Date: May 24, 2021
	By:	/s/ Christopher Callesano
Christopher Callesano
Chief Financial Officer
(Principal Accounting Officer)